Exhibit 99.2

July 15, 2013

Investor Presentation Script

The following script should be read in conjunction with the accompanying slide presentation, which contains, among other information, source data for certain information set forth in the script.

Thank you very much for joining us today. This morning, we announced an exciting agreement to acquire 3PD, Inc., the leader in heavy goods, last-mile logistics in North America. 3PD is a strong strategic fit for XPO, and once closed, will significantly accelerate our revenues and earnings. The compelling points about the 3PD transaction will be covered in a minute – but first, for those of you who might not be familiar with XPO, here’s some information about our company and the strategy that’s driving our growth.

Overview of XPO Logistics

XPO Logistics is one of the fastest-growing providers of transportation logistics services in North America. We offer freight brokerage, expedited transportation and freight forwarding services. Our expedited business, which is a top five provider of expedite services in the U.S., has more than 400 trucks under exclusive contract to be available to our shipper customers. And we have over 22,000 additional relationships with carriers that provide capacity.

We intend to grow our combined operations to several billion dollars in revenue over the next few years. In 2011, we had $177 million of revenue. A year later, we reported 2012 revenue of $279 million. And we’re currently at an annual revenue run rate of more than $500 million. So we’ve nearly tripled the size of the company in 18 months.

We’re driving growth with a clearly defined, three-part strategy that we put in place in September of 2011 when we took control of the company. Part one is to significantly scale up and optimize our existing operations. We now have a footprint of 62 locations in the U.S. and Canada. Part two is acquisitions – we’ll continue to acquire attractive companies that are highly scalable. And part three is cold-starts – we’ll continue to open greenfield locations in North America, and base them where we can recruit strong leaders and a large number of qualified salespeople.

It’s been a busy 18 months. We’ve expanded our freight brokerage division from a single location to the 17th largest operation of its kind in North America. That’s the ranking we received from Transport Topics for 2012, and we’re going to continue to rise through the ranks by acquiring quality companies, opening cold-starts, and hiring hundreds of additional salespeople to scale up our locations.

Some of our growth has come from the seven acquisitions we’ve completed so far. We also opened 18 cold-starts, eight of them in freight brokerage. And we established a national operations center to drive efficiencies in our much larger organization. We started with barely 200 employees in late 2011, and we now have a headcount of over 1,100, with more than 75% of our employees in customer-facing jobs.

In just 18 months, we’ve transformed the business to support the multi-billion dollar company we intend to be – and we did it with discipline and focus. We implemented leading-edge training and mentoring programs. We introduced a scalable IT platform and put out three major upgrades, with more coming this year. And most importantly, we’ve instilled a high-octane, performance-driven culture. Our teams are hungry for growth. To fund our growth, we raised $289 million through common stock and convertible debt offerings.

Let’s take a closer look at each part of our strategy:

First is scale and optimization. We have some specific goals associated with this. We plan to expand our workforce to 1,850 employees by year-end, using our robust framework of rapid recruiting and on-boarding. When you get the right people in place, you can drive exceptional growth.

Four of our freight brokerage branches have the potential to be mega-branches: Charlotte, Chicago, Gainesville and Salt Lake City. We plan to supersize these branches and apply the same model to other markets where we can recruit strong leadership and sales talent. All of our branches are seeing efficiencies from our shared services.

There’s a lot of runway ahead of us. Right now, we have more than 8,500 customers in manufacturing, industrial, retail, commercial and life sciences, as well as government-related accounts, yet we currently serve only about one percent of the $50 billion addressable market for freight brokerage. Our goal is to grow our share to 10 percent in the next several years.

We’re working diligently to raise our profile in front of every prospective customer in our space. All of our salespeople are on salesforce.com, where we’ve assigned a single point of contact for each customer. This gives us good visibility into the efforts we’re making to win new business, and it helps us cross-sell our services.

Our marketing approach is multi-level. We’ve identified the largest 1,200 shippers in North America as strategic account targets. The next largest 5,000 shippers are our national account targets. And our branch network reaches out to hundreds of thousands of small and medium-sized prospects.

We recently launched a new strategic accounts team led by Jeff Battle, one of the key executives who led the growth of Turbo Logistics over the last two decades. Jeff’s group is a powerhouse of industry experience. It includes Greg Ritter, who was president of Knight Brokerage before he joined XPO. Dennis McCaffrey and Pat Gillihan are also dedicated to strategic account development. Dennis has 20 years in the industry and most recently ran outside sales for our expedited transportation group. Pat was one of the three owners who built up Covered Logistics before we bought it in February.

Strategic accounts represents huge growth potential for us. XPO is built to deliver value to the largest shippers in North America. We already provide access to a large network of carriers, and we’re growing that network with every acquisition. We’re continually developing cutting-edge technology. And most importantly, we have a passionate commitment to world-class service. Our strategic accounts team adds a layer of one-on-one expertise that is a valuable resource for large customers. XPO makes a compelling case for blue chip business.

To customers of all sizes, we see an opportunity to differentiate XPO on the basis of a superior service experience. Customers want to deal with people who are intensely trained in service and compensated for flawless execution. They’re very focused on making sure that service failures don’t happen. If there’s a problem, they want to know about it right away and they want to see a solution. We get that. If you walk into one of our branch offices, you’ll see that our people are professional, efficient and on top of things.

We’ve instilled a culture across XPO that is passionate about providing world-class customer service. Our culture is never static – we make sure we have constant exposure to best practices that could be incorporated into XPO. Our acquisitions are a big source of experienced industry veterans who excel at customer service; many of them have been doing logistics for decades. For example, Sean Snow, who ran Interide Logistics, is now leading the growth of one of our planned mega-branches in Salt Lake City. Sean is the former president of England Logistics, a C.R. England subsidiary that he grew to approximately $300 million in revenue before taking control of Interide in 2009.

We’re also in constant recruiting mode, reaching out into our industry as well as to college graduates and experienced salespeople in other types of services. New recruits in sales and operations get intense training as soon as they join our company. We want them to become immersed in our culture and thrive in XPO’s dynamic environment.

Now let’s talk about the backbone of our customer service organization: our information technology.

To grow at the pace we envision, we rely on great technology. We’ve put a scalable IT platform in place across the company, with sales, service, carrier and track-and-trace capabilities. We’re using it to find the right carrier for each load as our data pool grows. Our IT team has created algorithms that provide actionable pricing information and carrier analyses. Pricing should be a science, not a seat-of-the-pants process. As we acquire lane and pricing histories from the companies we purchase, that information gets added to our database and can be used by our salespeople.

We have a fast-paced IT development plan: we launched the platform in 2012, and followed it up with new pricing tools, load-covering capabilities, and the introduction of our proprietary freight optimizer software. This year, our IT team has already put out another major release that includes a carrier rating engine and LTL upgrades. Further enhancements planned for 2013 include new customer and carrier portals with online functionality.

That’s an overview of part one of our strategy: scale and optimization. Part two is acquisitions. When we look at a potential acquisition, it’s more than just a financial transaction. We ask ourselves, what special value does this company bring to the table? How does it fit into XPO? Is this an operation that we can grow to many times its current size? Will the employees be exceptional additions to our organization?

We’ve looked at over 1,000 companies in the last 18 months and we now have a short list of about 100. Our dedicated acquisition team is constantly in dialogue with these targets. Many of these companies are eager to join XPO. They like our energy – they know we’re going places. For our part, we’re being very disciplined about seeking out strategically sound acquisitions that align with our core competency.

Each acquisition is a win-win for us by design. Our acquired operations can sell the services of our other divisions, and we gain more carriers, customers and expertise that we can use company-wide. For example, we’ve added capabilities in LTL, refrigerated and expedited air charter, and we’ll add heavy goods, last –mile logistics with 3PD. Our acquisitions of Turbo, Kelron, and Covered Logistics increased our penetration with Fortune 500 companies. The added locations give us more real-time visibility into the ebb and flow of pricing in various lanes. It all adds up to our salespeople being able to cover loads more effectively.

Our Acquisition of 3PD, Inc.

Now we’ve signed an agreement to purchase 3PD, another strong strategic fit for XPO. 3PD is the largest provider of heavy goods, last-mile logistics in North America. The company facilitates over 4.5 million deliveries a year, more than twice the number as its nearest competitor. This acquisition is a major milestone in our strategy and will accelerate our growth rate.

3PD is highly attractive to us for a number of reasons. It’s the clear leader in its space. It serves one of the fastest-growing segments of non-asset, third party logistics. The company provides a service that’s squarely within our core competency of non-asset transportation logistics. And that service is complementary to what we offer now – so it strengthens XPO’s position with shippers as a single-source provider. We can use 3PD’s industry-leading technology in other parts of our company. And they have a strong customer-centric culture built by experienced leaders. The entire senior management team of 3PD has committed to join XPO and continue to lead the growth of the business.

3PD’s business model is compelling as well: it’s high-margin and high cash flow. Gross margin is over 30%. Free cash flow conversion is in the range of 80% to 90%. And adjusted EBITDA margin is over 10%. The company had 20% year-over-year growth in adjusted EBITDA for 2012, and 36% growth in adjusted EBITDA for 2013 through May.

We plan to scale up 3PD much larger than its current size through organic growth and acquisitions. The heavy goods, last-mile market is ripe for that. It’s growing extremely fast. Only 30% of shipments are currently going through 3PLs, but that’s changing. There are two trends driving the shift: retailers are outsourcing more of their last-mile deliveries, and consumers are making more purchases over the Internet. E-commerce as a retail channel is growing at a double-digit rate. The universe of logistics companies serving this market is highly fragmented, mostly comprised of small, regional providers. That represents a robust pipeline of potential acquisitions for XPO. And it gives 3PD major advantages of scale in terms of cost efficiencies, productivity, truck capacity, technology and quality control.

Once we close the 3PD acquisition, all XPO customers will have access to best-in-class last-mile delivery as an in-house XPO service. We’ve been doing some of this already through our freight forwarding division, and in fact we’ve been using 3PD. Now we’ll bring that capability in-house and grow it aggressively. All of 3PD’s current customers will have access to XPO truck brokerage, freight forwarding and expedite services.

Our expanded service offering will capitalize on an important trend in transportation logistics: many shippers are choosing to consolidate 3PL services with fewer and larger providers who have deep capacity and a broad range of services.

This brings us to the third part of our strategy, and an important one: cold-starts. As mentioned earlier, we’ve opened 18 cold-starts to date. Eight of those were freight brokerage, and they’re ramping up nicely. They already had a combined annual revenue run rate of almost $78 million as of March, after having been open an average of only eight months. We also opened nine cold-starts in freight forwarding and one in expedite.

Each of our freight brokerage cold-starts is led by a highly experienced branch president who has “been there and done that” before – someone who can inspire a team to build a branch up to tens or hundreds of millions of dollars in revenue. We locate these branches in prime areas for recruitment. Talent is the most important factor for cold-starts, both leadership talent and sales talent.

Cold-starts of any size can generate extremely high returns on invested capital, because the amount of invested capital is relatively slim: a million dollars or less. And there’s a large component of variable-based incentive compensation.

So that’s our business plan. Now it comes down to operational excellence: execution and management. Let’s spend a few minutes on our senior management team. Our CEO, Bradley Jacobs, started four highly successful companies from scratch prior to XPO Logistics. He led teams that built each of those start-ups into a billion dollar or multi-billion dollar enterprise and created substantial shareholder value. In the process, they completed nearly 500 acquisitions and opened 250 cold-starts.

The two most recent companies Brad led were United Waste Systems, which he built into the fifth largest solid waste management company in North America, and United Rentals, which he grew to be the largest construction equipment rental company in the world. From 1992, when Brad took United Waste public, to 1997, when he sold it for $2.5 billion to Waste Management, the earnings compounded at about 55% CAGR and the stock price outperformed the S&P 500 by 5.6 times. At United Rentals, over the 10 years he led the company, United Rentals stock outperformed the Index by 2.2 times.

For XPO, Brad assembled a team of highly qualified individuals with skill sets that mesh with our company’s specific strategy for rapid growth. Here are a few examples:

Mario Harik is our CIO. He was previously the CIO at Oakleaf Waste Management, a logistics provider that was sold in 2011. Mario has been tapped over the years by Fortune 100 companies for his expertise in building comprehensive IT organizations and proprietary platforms, similar to what we’re doing here at XPO.

On the carrier side, Lou Amo is our vice president of carrier procurement and operations. Lou has 16 years’ experience working on both the shipper side and the carrier side in senior positions with companies like Electrolux, Union Pacific and Odyssey Logistics. Lou’s team specializes in building relationships with small and medium-sized carriers, typically with fewer than 50 trucks. We treat our carriers respectfully and professionally, we give them miles at fair rates, and we earn their trust. In return, they work hard to make sure that each shipment is picked up and delivered on time.

John Tuomala is our vice president of talent management. John is recruiting a talented workforce of several thousand people over the next few years, which is something he did successfully on an even larger scale for Compass Group North America.

Marie Fields is our director of training. She has 16 years of industry experience, including 12 years with C.H. Robinson, where she managed training and on-boarding of new hires, systems training and sales development. Marie also worked for American Backhaulers as a dispatcher and a carrier sales rep. Her team has developed a leading-edge training platform that encompasses classroom instruction, structured simulation, on-the-job training, continuing education, mentoring and direct coaching by our branch presidents.

Moving on to the financial picture: In our most recent earnings report, for the first quarter of 2013, our total revenue was up 156% year-over-year. Freight brokerage revenue was up 887%, expedited transportation was up 6.5%, and freight forwarding was up 5%. Our organic growth in the quarter was huge at 46%.

Finally, it’s worth noting that XPO management owns over half of the company’s shares, based on the SEC beneficial ownership rules. Our interests are entirely aligned with our public shareholders to create substantial long-term value.

So to sum it up – we’re on track or ahead of plan with our strategy to build XPO into a multi-billion dollar company with strong fundamentals for value creation. Our industry is large, growing, fragmented, and still in an early stage of consolidation. We have a robust pipeline of acquisition targets. We see significant potential for growth through cold-starts. We have a well-defined process for scaling up our operations. We’re building a passionate, world-class culture of customer service. And we have a highly experienced management team intently focused on our goals. When we look ahead, we see a lot of runway to grow the business. We’re excited about the future of XPO!

Thank you for your interest.

Forward-Looking Statements

This script and the accompanying presentation contain, and XPO Logistics, Inc. (the “Company”) may from time to time make, written or oral “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, made in these materials that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business and operations (including projected headcount increases), the impact and projected closing date of the acquisition of 3PD Holding, Inc. (“3PD”) and the related financing, the expected ability to integrate the Company’s and 3PD’s operations and technology platforms, finding other suitable merger or acquisition candidates, future technology improvements (including the timing and nature thereof) and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the Company’s ability to raise debt and equity capital; the Company’s ability to attract and retain key employees to execute its growth strategy, including retention of 3PD’s management team; litigation; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to retain its and 3PD’s largest customers; and governmental regulation. Additional factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). These materials should be read in conjunction with the Company’s filings with the SEC, which are available to the public over the Internet at www.sec.gov and the Company’s website www.xpologistics.com. All forward-looking statements made in these materials speak only as of the date of these materials. All forward-looking statements made in these materials are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements except to the extent required by law.